AMENDMENT TO MARKETING AND DISTRIBUTION AGREEMENT

This Amendment to Marketing and Distribution Agreement ("Amendment") is entered into on December 7, 2009 by and between AdEx Media, Inc., a Delaware corporation ("Adex") and Medical Alarm Concepts Holdings, Inc., a Nevada corporation ("MACH").

RECITALS

WHEREAS, Adex and MACH entered into that certain Marketing and Distribution Agreement (the "Agreement") executed on or about December 2, 2009, in which Adex shall market MACH's medical product pursuant to the terms and conditions set forth therein;

WHEREAS, capitalized terms not defined herein shall have the meanings set forth in the Agreement.

WHEREAS, Adex and MACH now desire to amend the Agreement as hereinafter provided.

AGREEMENT

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

1. Amendment to Warrants. The terms of the warrant set forth under the provision "Medial Alarm Concepts will also issue Adex as further consideration" in the Agreement is hereby amended as follows: The language in the first bullet point that states "23,000,000" is hereby deleted in its entirety and replaced with "26,869,000".

2. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of California, without regard to conflict of law principles thereof.

3. Force and Effect. Except as specifically modified by this Amendment, the terms and provisions of the Agreement remain in full force and effect.

4. Counterparts; Faxes. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Amendment may also be executed via facsimile, which shall be deemed an original.

IN WITNESS WHEREOF, this Amendment has been executed by the parties as of the first date written above.

Adex Media, Inc.	Medical Alarm Concepts Holdings, Inc.
By: [signature]	By:
Name: Ben Zadik	Name:
Title: CFO	Title: